UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 27, 2015

ALLERGAN PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36867	98-1114402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Grand Canal Square, Docklands Dublin 2, Ireland	N/A
(Address of principal executive offices)	(Zip Code)

(862) 261-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

On July 27, 2015, Allergan plc (“Allergan”) and KYTHERA Biopharmaceuticals, Inc. (“KYTHERA”) issued a joint press release to announce that the U.S. Federal Trade Commission (the “FTC”) granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to Allergan’s pending acquisition of KYTHERA. On July 6, 2015, each of Allergan and KYTHERA filed a Pre-Merger Notification and Report Form pursuant to the HSR Act with the Antitrust Division of the U.S. Department of Justice and the FTC. The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the pending acquisition, which remains subject to other customary closing conditions, including receipt of approval by KYTHERA’s stockholders.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release issued by Allergan plc and KYTHERA Biopharmaceuticals, Inc. on July 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2015	ALLERGAN PLC

	By:	/s/ A. Robert D. Bailey
		Name:	A. Robert D. Bailey
		Title:	Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release issued by Allergan plc and KYTHERA Biopharmaceuticals, Inc. on July 27, 2015.